UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2024

Berenson Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40843	87-1070217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 18th Floor New York, NY	10065
(Address of principal executive offices)	(Zip Code)

(212) 935-7676

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BACA	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement

As previously disclosed, on December 22, 2023, Berenson Acquisition Corp. I, a Delaware corporation (the “Company”) entered into a business combination agreement with Custom Health, Inc., a Delaware corporation (“Custom Health”), and Continental Merger Sub Inc., a Delaware corporation and wholly-owned direct subsidiary of the Company (“Merger Sub”) (as may be amended and/or restated from time to time, the “Business Combination Agreement”). Any capitalized terms used herein but not defined have the meanings ascribed to them in the Business Combination Agreement.

Termination of Business Combination Agreement

On September 17, 2024, the Company and Custom Health entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the Business Combination Agreement was terminated pursuant to Section 9.01(a) of the Business Combination Agreement, effective as of September 17, 2024. The effect of the termination of the Business Combination Agreement is as set forth in Section 9.02 of the Business Combination Agreement.

As a result of the termination of the Business Combination Agreement, the Business Combination Agreement is void and there is no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Termination Agreement. In accordance with Section 1(b) of the Termination Agreement, as promptly as practicable after September 30, 2024 (and in any case within 3 business days of such date), Custom Health is required to pay back to the Company an aggregate amount of $37,500, representing a portion of the advances provided by the Company to Custom Health in connection with the Transactions and the Business Combination Agreement, in cash by wire transfer of immediately available funds to an account designated in writing by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2024

Berenson Acquisition Corp. I

By:	/s/ Alessandro Masolo
Chief Financial Officer